SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                February 1, 2005

                                  AVITAR, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                             1-15695                     06-1174053
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)


65 Dan Road, Canton, Massachusetts                                02021
(Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (781) 821-2440

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

     As of February 1, 2005, Avitar, Inc. (the "Company"), entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners, LP shares of common stock for a total purchase price of up to $10.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners LP will pay the Company 99% of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the American Stock Exchange or other principal market on which the Company's common stock is traded for the 5 days immediately following the notice date. The price paid by Cornell Capital Partners, LP for the Company's stock shall be determined as of the date of each individual request for an advance under the Standby Equity Distribution Agreement. Cornell Capital Partners, LP will also retain 4% of each advance under the Standby Equity Distribution Agreement. Cornell Capital Partner's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $250,000 per weekly advance and $1,000,000 per 30 days.


     Cornell Capital Partners, LP was be paid a one-time commitment fee equal to $115,000 by issuance of the Company's common stock based on the price of the Company's common stock on February 1, 2005.

     The Company also paid Monitor Capital, Inc. a fee equal to $10,000 by issuance of the Company's common stock based on the price of the Company's common stock on February 1, 2005 under a placement agent agreement relating to the Standby Equity Distribution Agreement.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description


Exhibit             Description                                  Location

Exhibit 4.1   Standby Equity Distribution  Agreement dated    Provided herewith
              as of February 1, 2005 between the Company and Cornell Capital Partners, LP

Exhibit 4.2   Registration  Rights  Agreement dated as of     Provided herewith
              February 1, 2005 between the Company and
              Cornell Capital Partners, LP

Exhibit 4.3   Placement Agent Agreement dated as of           Provided herewith
              February 1, 2005 by and among the Company, Cornell Capital Partners, LP and Sloan
              Securities Corporation

Exhibit 99.1  Press Release issued on February 4, 2005        Provided herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 4, 2005                    AVITAR, INC.


                                             By:      /s/ JAY LEATHERMAN
                                             Name:    Jay Leatherman
                                             Title:   Chief Financial Officer